UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2017

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On February 2, 2017, Staples, Inc. (the “Company”) and its indirect wholly-owned subsidiaries Staples Cyprus Intermediary Holdings Ltd. (“Seller”) and Staples Solutions B.V. entered into a Sale and Purchase Agreement (the “SPA”) with Promontoria Holding 192 B.V. (“Purchaser”), an affiliate of Cerberus Capital Management, L.P., to sell the retail, contract and online businesses of the Company and its affiliates in Europe (subject to certain exceptions described in the SPA and excluding the previously owned UK retail business, the “Divested Business”). The SPA was entered into pursuant to that certain Signing Protocol dated December 7, 2016, by and among the Company, Seller and Purchaser, as described in the Form 8-K filed by the Company on December 7, 2016, which also describes the SPA (the “Prior Disclosure”). The Prior Disclosure is incorporated by reference herein.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in (or incorporated by reference in) this document regarding the proposed disposition of the Divested Business, the expected timetable for completing the transaction, future financial and operating results, costs and benefits of the transaction, and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the transaction; the risk that regulatory approvals required for the transaction are not obtained; the risk that the other conditions to the completion of the transaction are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the proposed transaction; the ability to successfully migrate the Divested Business’ operations and employees; unexpected costs, charges or expenses resulting from the transaction; litigation relating to the transaction; the inability to retain key personnel; any changes in general economic and/or industry specific conditions; and the other factors described in the Company’s Annual Report on Form 10-K for the year ended January 30, 2016 and its subsequent Quarterly Reports on Form 10-Q each filed with the SEC. The Company disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 2, 2017	Staples, Inc.

		By:	/s/ Michael T. Williams
Michael T. Williams
Chief Legal Officer and Secretary